Exhibit 10.2
SECOND AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated as of
October 29, 2010
among
GOODRICH PETROLEUM COMPANY, L.L.C.,
as Borrower,
BNP PARIBAS,
as Administrative Agent,
and
The Lenders Party Hereto

SECOND AMENDMENT TO THE SECOND
AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of October 29, 2010, is among GOODRICH PETROLEUM COMPANY, L.L.C., a Louisiana limited liability company (“Borrower”); each of the undersigned Guarantors (collectively, the “Guarantors”); BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
     A. Borrower, Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of May 5, 2009, as amended by that First Amendment dated September 22, 2009 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and other extensions of credit on behalf of Borrower.
     B. The Borrower, the Administrative Agent and the Lenders desire to amend certain provisions of the Credit Agreement.
     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Second Amendment refer to articles and sections of the Credit Agreement.
     Section 2. Amendments to Credit Agreement.
     2.1 Definitions. Section 1.1 is hereby amended by amending and restating the following definitions:
“‘Agreement’ means this Second Amended and Restated Credit Agreement, as amended by the First Amendment to the Second Amended and Restated Credit Agreement, dated September 22, 2009 and the Second Amendment to Second Amended and Restated Credit Agreement dated October 29, 2010, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified.”
     2.2 Annex I. Annex I is hereby amended by deleting such Annex in its entirety and replacing it with the attached Annex I.
     Section 3. Borrowing Base. For the period from and including the Second Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $250,000,000. Notwithstanding the foregoing, the Borrowing

Base may be subject to further adjustments from time to time pursuant to Sections 8.13(c) and 9.12 of the Credit Agreement.
     Section 4. Assignments, New Lender and Reallocation of Commitments and Loans. Each Lender party to the Credit Agreement immediately prior to the Second Amendment Effective Date (as defined below) has, in consultation with the Borrower, agreed to reallocate its respective Maximum Credit Amount and Commitment and to allow Royal Bank of Canada to become a party to the Credit Agreement as a Lender, (the “New Lender”) by acquiring an interest in the total Maximum Credit Amounts and Commitments. The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lender’s acquisition of an interest in the Maximum Credit Amounts and Commitments and the other Lenders’ assignments of their Commitments. On the Second Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amounts and Commitment of each Lender (including the New Lender) shall be as set forth on Annex I of this Second Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement. With respect to such reallocation, the New Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the existing Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit F to the Credit Agreement (the “Assignment Agreement”). On the Second Amendment Effective Date, the New Lender and each existing Lender shall be deemed to have entered into separate Assignment Agreements pursuant to each of which (i) the New Lender shall be the “Assignee”, (ii) each existing Lender shall be the “Assignor”, (iii) the term “Effective Date” shall be the “Second Amendment Effective Date” as defined herein and (iv) item 6 therein shall be deemed to be deleted. Notwithstanding Section 12.04(b)(ii)(C), the Lenders deemed to be parties to such Assignment Agreements shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent. On the Second Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement.
     Section 5. Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Second Amendment Effective Date”):
     5.1 The Administrative Agent shall have received from all of the Lenders, Borrower and the Guarantors, counterparts (in such number as may be requested by Administrative Agent) of this Second Amendment signed on behalf of such Persons.
     5.2 No Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.
     5.3 The Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

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     Section 6. Miscellaneous.
     6.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.
     6.2 Ratification and Affirmation; Representations and Warranties. Borrower and each Guarantor hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby, notwithstanding the amendments and modifications contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) since December 31, 2008, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Event.
     6.3 Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
     6.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     6.5 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
     6.6 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	GOODRICH PETROLEUM COMPANY, L.L.C.
	By:	/s/ Jan L. Schott
		Name:	Jan L. Schott
		Title:	Sr. Vice President & CFO

GUARANTOR:	GOODRICH PETROLEUM CORPORATION
	By:	/s/ Michael J. Killelea
		Name:	Michael J. Killelea
		Title:	Sr. Vice President, General Counsel and Corporate Secretary

Signature Page to Second Amendment to Second A&R Credit Agreement

ADMINISTRATIVE AGENT:	BNP PARIBAS, as a Lender and as Administrative Agent
	By:	/s/ Brian M. Malone
		Name:	Brian M. Malone
		Title:	Managing Director

By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

Signature Page to Second Amendment to Second A&R Credit Agreement

LENDER:	BANK OF MONTREAL, as Lender
	By:	/s/ Gumaro Tijerina
		Name:	Gumaro Tijerina
		Title:	Director

Signature Page to Second Amendment to Second A&R Credit Agreement

LENDER:	COMPASS BANK, as Lender
	By:	/s/ Spencer Stasney
		Name:	Spencer Stasney
		Title:	Vice President

Signature Page to Second Amendment to Second A&R Credit Agreement

LENDER:	JP MORGAN CHASE BANK, NA, as Lender
	By:	/s/ Michael A. Kamauf
		Name:	Michael A. Kamauf
		Title:	Vice President

Signature Page to Second Amendment to Second A&R Credit Agreement

LENDER:	WELLS FARGO BANK, N.A., as Lender
	By:	/s/ Scott Hodges
		Name:	Scott Hodges
		Title:	Director; Senior Relationship Manager

Signature Page to Second Amendment to Second A&R Credit Agreement

LENDER:	BANK OF AMERICA, N.A., as a Lender
	By:	/s/ Christopher Renyi
		Name:	Christopher Renyi
		Title:	Vice President

Signature Page to Second Amendment to Second A&R Credit Agreement

LENDER:	ROYAL BANK OF CANADA, as a Lender
	By:	/s/ Don J. McKinnerney
		Name:	Don J. McKinnerney
		Title:	Authorized Signatory

Signature Page to Second Amendment to Second A&R Credit Agreement

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS
Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BNP Paribas	18.4000%	$64,400,000.00
Bank of Montreal	16.0000%	$56,000,000.00
Compass Bank	16.0000%	$56,000,000.00
JP Morgan Chase Bank, NA	13.2000%	$46,200,000.00
Wells Fargo Bank, N.A.	13.2000%	$46,200,000.00
Bank of America, N.A.	13.2000%	$46,200,000.00
Royal Bank of Canada	10.0000%	$35,000,000.00
TOTAL	100.00000000%	$350,000,000.00
Annex I